                                                                   EXHIBIT 10(s)


                                                     The Actava Group Inc.
                                                     4900 Georgia-Pacific Center
                                                     Atlanta, Georgia 30303
                                                     404/658-9000
                                                     404/524-4713 FAX


--------------------------------------------------------------------------------
ACTAVA (LOGO)



October 21, 1994


JDP AIRCRAFT II, INC.
2210 Resurgens Plaza South
945 East Paces Ferry Road
Atlanta, Georgia 30326

Gentlemen:

         This letter is to serve as our agreement to lease your Citation Jet (N525 AE) on the terms and conditions attached hereto commencing on the date hereof.

                             THE ACTAVA GROUP INC.




                             By: F. B. Beilstein III
                                -------------------------


Agreed to as of October 21, 1994.

JDP AIRCRAFT II, INC.

By: John D. Phillips
   -----------------------------

                               JOHN D. PHILLIPS

                                    LEASE


Plane:              Citation Jet

Lessor:             JDP Aircraft II, Inc.

Lessee:             The Actava Group, Inc.

Term:               Twelve months, but can be canceled at any time on thirty
                    (30) days notice by Actava.

Lease Rate:         $20,700 per month ($248,400 per year)

Available Hours:    - 125 hours annually
                    - Extra hours at $2,185 per hour
                    - Available whenever needed, 24 hours a day


Services Included:  Plane, pilot(s), fuel, landing fees
                    (Does not include reimbursement of out of pocket pilot ground expenses such as hotel, car and food)